HERITAGE BANCSHARES, INC. AND SUBSIDIARY


                                  EXHIBIT 99.2

                 CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned hereby certifies that Heritage Bancshares, Inc.'s Form 10-QSB for the three months ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                             /s/ Christi Thompson
                             ------------------------------------------------
                             Christi Thompson
                             Principal
                             T-L Consulting
                             (Acting Chief Financial Officer for purposes of this quarterly report)

Date: November 14, 2002